                                                                    EXHIBIT 10.2

                    SCHEDULE TO FORM OF HCRI LEASE AGREEMENT
                PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K


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
                                                 NUMBER     MAXIMUM         FACILITY         CONSENT TO
               LANDLORD         TENANT           OF UNITS   LEASE AMOUNT                     JURISDICTION IN
LEBANON,       Pennsylvania     Financial Care   60         $4,181,799.00   Balanced Care,   Lebanon
PENNSYLVANIA   BCC              Investors of                                Lebanon          County,
               Properties,Inc.  Lebanon, LLC                                                 Pennsylvania


LOYALSOCK,     Pennsylvania     Financial Care   60         $4,440,815.00   Balanced Care,   Lycoming
PENNSYLVANIA   BCC              Investors of                                Loyalsock        County,
               Properties, Inc. Loyalsock, LLC                                               Pennsylvania


WESTERVILLE,   HCN BCC          Financial Care   106        $9,026,982.00   Balanced Care,   Franklin
OHIO           Holdings, Inc.   Investors of                                Westerville      County, Ohio
                                Westerville,
                                LLC

MORRISTOWN,    HCN BCC          Financial Care   60         $4,191,291.00   Balanced Care,   Hamblen
TENNESSEE      Holdings, Inc.   Investors of                                Morristown       County,
                                Morristown,                                                  Tennessee
                                LLC

OAK RIDGE,     HCN BCC          Financial Care   60         $4,498,968.00   Balanced Care,   Anderson
TENNESSEE      Holdings, Inc.   Investors of                                Oak Ridge        County,
                                Oak Ridge,                                                   Tennessee
                                LLC

SAGAMORE       HCN BCC          Financial Care   103        $8,315,468.00   Balanced Care,   Summit
HILLS, OHIO    Holdings, Inc.   Investors of                                Sagamore Hills   County, Ohio
                                Sagamore Hills,
                                LLC
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